Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing, along with the other such undersigneds, on behalf of the Reporting Persons (as defined in the joint filing), of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock of Unity Software Inc. and that this agreement be included as an Exhibit to such joint filing. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

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IN WITNESS WHEREOF, each of the undersigned hereby executes this agreement as of this 19th day of February, 2021.

GCM GROSVENOR USI SPV, LLC

By:	GCM Investments GP, LLC (its managing member)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Secretary & Vice President

GCM INVESTMENTS GP, LLC

By:	Grosvenor Capital Management Holdings, LLLP (its sole member)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Secretary & Vice President

GROSVENOR CAPITAL MANAGEMENT HOLDINGS, LLLP

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Secretary & Vice President

GROSVENOR CAPITAL MANAGEMENT, L.P.

By:	GCM, L.L.C. (its general partner)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	Secretary & Vice President

GCM, L.L.C.

By:	GCM Grosvenor Holdings, LLC (its managing member)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	General Counsel & Secretary

GCM GROSVENOR HOLDINGS, LLC

By:	GCM Grosvenor Inc. (sole member)

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	General Counsel & Secretary

GCM GROSVENOR INC.

By:	/s/ Burke J. Montgomery
	Name:	Burke J. Montgomery
	Title:	General Counsel & Secretary

GCM V, L.L.C.

By:	/s/ Michael J. Sacks
	Name:	Michael J. Sacks

/s/ Michael J. Sacks
MICHAEL J. SACKS